Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        Pursuant to 18 U.S.C. § 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of PURE Bioscience (the “Company”) hereby certifies, to such officer’s knowledge, that:

(i)	the accompanying report on Form 10-K of the Company for the year ended July 31, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 14, 2008	By:	/s/ Michael L. Krall
Michael L. Krall Chief Executive Officer

This certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.